UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2015

AMARANTUS BIOSCIENCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55016	26-0690857
(State or other jurisdiction of	(Commission File Number)	IRS Employer
incorporation or organization)		Identification No.)

655 Montgomery Street, Suite 900
San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 8, 2015, Amarantus BioScience Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DioGenix, Inc., a Delaware corporation (“DioGenix”), Neuro Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) and Nerveda, LLC, a Delaware limited liability company, as the Securityholder Representative.

The Merger Agreement provides for the merger of Merger Sub with and into DioGenix (the “Merger”), with DioGenix surviving the Merger as a wholly-owned subsidiary of the Company. The aggregate consideration for all of the outstanding equity interests of DioGenix is 99,378,881 shares of the Company’s common stock (the “Stock Consideration”). The Merger Agreement also provides for additional payments to DioGenix stockholders of up to $2,000,000 in cash and/or the Company’s common stock conditioned on the achievement of certain milestones related to results of clinical testing and future revenue from products in development. A portion of the consideration will be placed into escrow to satisfy certain indemnification obligations of DioGenix stockholders described in the Merger Agreement. The Stock Consideration, may, upon the request of the Company, be made subject to lock-up agreements precluding sale of such shares as described in the Merger Agreement.

The Merger Agreement also includes registration rights whereby the Company will file a registration statement with the Securities and Exchange Commission covering the Stock Consideration within 120 days of the closing of the Merger, subject to certain terms and conditions.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Company released a press release with respect to the foregoing, a copy of which is attached as Exhibit 99.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 is incorporated by reference herein.

On January 9, 2015, the Company completed its acquisition of DioGenix.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements as required by Regulation S-X shall be subsequently filed by amendment within 71 calendar days of the due date of this Current Report on Form 8-K as permitted by Item 9.01(a)(4) of Form 8-K.

(d)

Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 8, 2015, by and among Amarantus BioScience Holdings, Inc., DioGenix, Inc., Neuro Acquisition Corporation and Nerveda, LLC, as Securityholder Representative
99.1	Press Release dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMARANTUS BIOSCIENCE HOLDINGS, INC.

Date: January 13, 2015	By:	/s/ Gerald E. Commissiong
Name: Gerald E. Commissiong
Title: Chief Executive Officer